Offerings - Offering: 1	Sep. 30, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	21,832
Proposed Maximum Offering Price per Unit | $ / shares	1,000
Maximum Aggregate Offering Price	$ 21,832,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,014.9992
Offering Note	Fee per Rule 457(r)